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                                                                    EXHIBIT 21.1

                  LIST OF SUBSIDIARIES OF GOLDEN TELECOM, INC.
                             AS OF DECEMBER 31, 2003

                COMPANY                                                           JURISIDICTION
                -------                                                           -------------
Golden Telecom Group, Inc.                                                            Delaware
SFMT-CIS, Inc.                                                                        Delaware
GTS Finance, Inc.                                                                     Delaware
GTS Ukrainian TeleSystems LLC                                                         Delaware
GTS Mobile Services, Inc.                                                             Delaware
Golden TeleServices, Inc.                                                             Delaware
GT Equipment Services, Inc.                                                           Delaware
SFMT-Rusnet, Inc.                                                                     Delaware
CellUkraine Ltd.                                                                      Delaware
Golden Holdings, Inc.                                                                 Delaware
MCT Corp.                                                                             Delaware
ROL Holdings Ltd.                                                                      Cyprus
Agama Ltd.                                                                             Cyprus
GTS-Vox Ltd.                                                                       England & Wales
Golden Telecom Limited                                                         British Virgin Islands
EDN Sovintel LLC                                                                       Russia
Sovintel, St.Petersburg Branch                                                         Russia
Sovintel, Irkutsk Branch                                                               Russia
Sovintel, Khabarovsk Branch                                                            Russia
Sovintel, Arkangelsk Branch                                                            Russia
Sovintel, Ufa Branch                                                                   Russia
Sovintel, Novokuznetsk Branch                                                          Russia
Sovintel, Kuban  Branch                                                                Russia
Sovintel, Kaliningrad Branch                                                           Russia
ZAO TeleRoss-Vladivostok                                                               Russia
ZAO TeleRoss-Novosibirsk                                                               Russia
ZAO TeleRoss-Irkutsk                                                                   Russia
ZAO TeleRoss-Tiumen                                                                    Russia
ZAO TeleRoss-Kubanelectrosvyaz                                                         Russia
ZAO TeleRoss-Ekaterinburg                                                              Russia
ZAO TeleRoss-Komi                                                                      Russia
ZAO TeleRoss-Voronezh                                                                  Russia
ZAO TeleRoss-Volgograd                                                                 Russia
TeleRoss-Samara                                                                        Russia
OOO SibChallenge Telecom                                                               Russia
OOO TEL                                                                                Russia
Agency of Business Communication ("ADS") LLC                                           Russia
ZAO Transsvyaz                                                                         Russia
First Telecommunications Company ("PTK") ZAO                                           Russia
Uralrelcom LLC                                                                         Russia
Cityline ZAO                                                                           Russia
Cityline Kuban ZAO                                                                     Russia
Cityline, St. Petersburg Branch                                                        Russia
Cityline, Kaliningrad Branch                                                           Russia
Cityline Tyumen ZAO                                                                    Russia
Inforis ZAO                                                                            Russia
OJSC Comincom                                                                          Russia

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
                COMPANY                                                           JURISIDICTION
                -------                                                           -------------
OJSC Combellga                                                                         Russia
Golden Telecom LLC                                                                     Ukraine
Golden Telecom, Lvov Branch                                                            Ukraine
Golden Telecom, Odessa Branch                                                          Ukraine
Golden Telecom, Dnepropetrovsk Branch                                                  Ukraine
Golden Telecom, Donetsk Branch                                                         Ukraine
Golden Telecom, Kharkov Branch                                                         Ukraine
Golden Telecom, Zaporozhie Branch                                                      Ukraine
Invest Holding LLC                                                                     Ukraine
SA-Telcom LLP                                                                        Kazakhstan
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